UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

LF Capital Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-41071	86-2195674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1909 Woodall Rodgers Freeway, Suite 500
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(214) 741-6105

(Registrant’s telephone number, including area code)

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LFACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	LFAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LFACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Excise Tax Liability

On January 27, 2023, LF Capital Acquisition Corp. II (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on February 15, 2023 to consider and vote on, among other proposals, the amendment of the Company’s Amended and Restated Certificate of Incorporation (the “charter”) to increase the monthly extension payments per one-month extension of the deadline to complete an initial business combination to $0.04 per share of the company’s Class A common stock, par value $0.0001 per share (the “Charter Amendment Proposal”).

As disclosed in the Proxy Statement, the Company may be liable to pay a 1% federal excise tax imposed under the Inflation Reduction Act of 2022 (the “Excise Tax”) in connection with redemptions by the Company of its shares of Class A Common Stock. To mitigate the current uncertainty surrounding the Excise Tax, the Company filed a Supplement to the Proxy Statement, dated February 3, 2023, and issued a press release to notify all concerned parties that the Company does not intend to hold back funds to pay any Excise Tax with respect to redemptions resulting from stockholders seeking to make the election to have their shares of common stock redeemed in connection with the Charter Amendment Proposal.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action.

Postponement of Redemption Date

The Company lso announced in the press release that in order to allow additional time for the Company to engage with its stockholders, the Company has postponed the deadline for delivering redemption requests from the Company’s stockholders in connection with the Charter Amendment Proposal from February 15, 2023 to February 17, 2023.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the special meeting of stockholders and the Charter Amendment Proposal and related matters. Information regarding the Company’s directors and executive officers is available in Company’s proxy statement for the special meeting filed with the U.S. Securities and Exchange Commission on January 27, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) the Proxy Statement in connection with the special meeting of stockholders to consider and vote upon the Charter Amendment Proposal and other matters and, beginning on or about January 30, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the January 13, 2023 record date for the special meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the special meeting because these documents contain important information about the Company, the Charter Amendment Proposal and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: 1909 Woodall Rodgers Freeway, Suite 500, Dallas, TX 75201, (214) 740-6105 or to Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing LFAC.info@investor.morrowsodali.com.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the estimated per share redemption price and related matters, as well as all other statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 7, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LF Capital Acquisition Corp. II

By:	/s/ Scott Reed
Name:	Scott Reed
Title:	President, Chief Executive Officer

Date: February 7, 2023